UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-36756 (Commission File Number)	72-1449411 (IRS Employer Identification No.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Lamar Advertising Company (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). Only stockholders of record as of the close of business on March 19, 2018 were entitled to vote at the 2018 Annual Meeting. As of March 19, 2018, 83,977,918 shares of Class A Common Stock, 14,420,085 shares of Class B Common Stock, and 5,719.49 shares of Series AA Preferred Stock were outstanding and entitled to vote at the 2018 Annual Meeting. With respect to the matters submitted for vote at the 2018 Annual Meeting, each share of Class A Common Stock is entitled to one vote, each share of Class B Common Stock is entitled to ten votes, and each share of Series AA Preferred Stock is entitled to one vote. At the 2018 Annual Meeting, 80,451,232 shares of Class A Common Stock, all shares of Class B Common Stock, and all shares of Series AA Preferred Stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.

The following two proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2018, were before the meeting, and they received the following votes:

Proposal 1: Election of Seven Directors to Serve until the 2019 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes

John E. Koerner, III	212,529,343.49	3,782,987	8,345,471

Marshall A. Loeb	216,020,628.49	291,702	8,345,471

Stephen P. Mumblow	212,770,240.49	3,542,090	8,345,471

Thomas V. Reifenheiser	212,764,252.49	3,548,078	8,345,471

Anna Reilly	213,149,576.49	3,162,754	8,345,471

Kevin P. Reilly, Jr.	213,183,003.49	3,129,327	8,345,471

Wendell Reilly	213,133,634.49	3,178,696	8,345,471

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 Fiscal Year. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
223,919,928.49	692,975	39,969	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2018	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer